[LOGO] Merrill Lynch  Investment Managers

Semi-Annual Report

April 30, 2001

MuniVest
Fund II, Inc.

www.mlim.ml.com

MUNIVEST FUND II, INC.

The Benefits and Risks of Leveraging

MuniVest Fund II, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends on the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value on the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in these securities.

                                          MuniVest Fund II, Inc., April 30, 2001

DEAR SHAREHOLDER

For the six-month period ended April 30, 2001, the Common Stock of MuniVest Fund II, Inc. earned $0.393 per share income dividends, which included earned and unpaid dividends of $0.068. This represents a net annualized yield of 5.83%, based on a month-end per share net asset value of $13.58. Over the same period, the total investment return on the Fund's Common Stock was +5.13%, based on a change in net asset value from $13.32 to $13.58, and assuming reinvestment of $0.390 per share income dividends.

For the six-month period ended April 30, 2001, the Fund's Auction Market Preferred Stock had an average yield as follows: Series A, 3.55%; Series B, 4.27%; and Series C, 3.64%.

The Municipal Market Environment

During the six months ended April 30, 2001, the direction of long-term fixed-income bond yields was affected by the continued decline in US economic activity, volatile US equity markets, and most importantly, the reaction of the Federal Reserve Board to these factors. A preliminary estimate for the first quarter of 2001 gross national product growth was recently released at 2%, much higher than expected by most economic analysts. While this estimate is subject to revision in the coming months, its initial level denotes that US economic activity remains far below its growth potential. Additionally, inflationary pressures have remained well contained, largely in the 2%-3% range. These factors combined to promote a very favorable financial environment for bonds, and when coupled with significant declines in US equity markets in late 2000, especially the NASDAQ, pushed US Treasury bond yields lower.

By mid-December, the Federal Reserve Board announced that economic conditions warranted the cessation of the series of short-term interest rate increases. Given a supportive economic environment and, at least, a neutral Federal Reserve Board, investors were free again to focus on the ongoing US Treasury debt reduction programs and forecasts of sizable Federal budgetary surpluses going forward. Many analysts and investors concluded that there would be a significant future shortage of longer-maturing US Treasury securities. These factors combined to help push US Treasury bond yields significantly lower.

In early January 2001, the Federal Reserve Board lowered short-term interest rates by 50 basis points (0.50%), citing declining consumer confidence and weakening industrial production and retail sales growth. Similar reasons were given for an additional 50 basis point reduction in short-term interest rates by the Federal Reserve Board at the end of January 2001. These interest rate cuts triggered a significant rebound in many US equity indexes, reducing the appeal of a large number of US fixed-income securities. Additionally, many investors, believing that the Federal Reserve Board's actions in January 2001 as well as those anticipated in the coming months would quickly restore US economic growth to earlier levels, sold US Treasury bonds to realize recent profits. At the end of January 2001, long-term US Treasury bonds yielded approximately 5.50%, a decline of more than 25 basis points since the end of October 2000.

In response to weakening employment, a decline in business investments and profits, and fears of ongoing weak consumer spending, the Federal Reserve Board continued to lower short-term interest rates in March and April in an effort to foster higher US economic activity. Long-term taxable fixed-income interest rates responded by declining to recent historic lows. By late March 2001, long-term US Treasury bond yields declined an additional 25 basis points to 5.26%.

However, in April, US equity markets, particularly the NASDAQ, rallied strongly on the expectation that the Federal Reserve Board would take steps to restore economic activity and corporate profitability. Throughout much of April many investors reallocated assets out of US Treasury securities into equities. Corporate bond issuance remained heavy, providing an additional investment alternative to US Treasury issues. Under these various pressures, US Treasury bond prices declined sharply and yields rose to 5.78% by the end of April. During the past six months, long-term US Treasury bond yields, although exhibiting considerable volatility, remained unchanged.

By April 2001, the tax-exempt bond market also reacted to the Federal Reserve Board's actions and equity market volatility, but its reaction was muted in both intensity and degree. Throughout most of the past six months, long-term municipal bond yields traded in a range between 5.45%-5.60%. In mid-March, the tax-exempt bond market rallied to 5.40%, following the Federal Reserve Board's most recent monetary easing. With tax-exempt bond yield ratios in excess of 95% relative to their US Treasury counterparts during most of the period, investor demand was particularly strong during periods of declining equity prices. Strong equity markets in April 2001, as well as the possibility that the Federal Reserve Board was close to the end of its interest rate reduction cycle, lowered much of the investor demand and long-term tax-exempt bond yields rose throughout April. As measured by the Bond Buyer Revenue Bond Index, long-term, uninsured tax-exempt bond yields rose to approximately 5.63% at the end of the period. Despite the price reversal in April, long-term municipal bond yields declined more than 10 basis points.

The recent relative outperformance of the tax-exempt bond market was particularly impressive given the dramatic increase in long-term municipal bond issuance during April 2001. Historically low municipal bond yields continued to allow municipalities to refund outstanding, higher-couponed debt. Also, as yields rose in early April, tax-exempt issuers rushed to issue new financing, fearing higher yields in the coming months. During the past six months, more than $115 billion in long-term tax-exempt bonds was issued, an increase of over 25% compared to the same period a year ago. During the three-month period ended April 30, 2001, tax-exempt bond issuance was particularly heavy with more than $66 billion in long-term municipal bonds underwritten, an increase of over 40% compared to the same period ended April 30, 2000. More than $20 billion in municipal securities was issued in April 2001, a 20% increase compared to April 2000.

Historically, April has been a period of weak demand for tax-exempt products as investors are often forced to liquidate bond positions to meet Federal and state tax payments. In April 2001, there was no appreciable selling by retail accounts. It has been noted that thus far in 2001, new net cash inflows into municipal bond mutual funds have exceeded $4 billion compared to net new cash outflows of nearly $9 billion for the same period a year ago. This suggests that the positive technical structure of the municipal market has remained intact. Also, the coming months of June and July tend to be periods of strong retail demand in response to the larger-coupon income payments and proceeds from bond maturities these months generate. Additionally, short-term tax-exempt interest rates are poised to move lower. Seasonal tax pressures have kept short-term municipal rates artificially high, although not as high as in recent years. We believe all of these factors should enhance the tax-exempt market's technical position in the coming months.

Looking forward, the municipal market's direction appears uncertain. Should the US economy materially weaken into late summer, the Federal Reserve Board may be forced to ease monetary policy to a greater extent than investors currently expect. The prospect of two or three additional interest rate easings may push fixed-income bond yields, including municipal bond yields, lower. However, should the cumulative 200 basis point reduction in short-term interest rates by the Federal Reserve Board and the proposed Federal tax reform combine to quickly restore consumer confidence and economic activity, tax-exempt bond rates may not decline further. Given the strong technical position of the municipal market, we believe the tax-exempt market is poised to continue to outperform its taxable counterpart in the coming months.

Portfolio Strategy

We held a market neutral position at the end of October 2000, which was largely maintained throughout the six-month period ended April 2001. As long-term tax-exempt bond yields declined in December 2000, we again added more interest rate-sensitive issues to the Fund's holdings in order to maintain the


                                     2 & 3

                                          MuniVest Fund II, Inc., April 30, 2001

Fund's neutral position. Adding these issues to the Fund allowed us to more fully participate in the bond market rally and enhance the Fund's net asset value. As bond yields rose in early 2001, we sold most of these interest rate-sensitive issues and replaced them with higher-couponed securities maturing in 10 years-16 years. These longer intermediate issues captured approximately 90% of the yield available in the entire municipal yield curve but had appreciably less interest rate sensitivity than bonds maturing in 25 years-30 years.

Such intermediate issues, particularly when noncallable, also can generate more dividend coupon income than longer maturity, deeper-discounted issues. This enhancement of dividend income represents our current focus. While more declines in long-term tax-exempt bond yields are possible, we believe that the bulk of these declines have already occurred. The Federal Reserve Board's easing of monetary policy should eventually restore US economic growth. We expect resulting economic growth to eventually promote higher bond yields as companies turn to the capital markets for money to increase production. Increasing the Fund's coupon structure should help preserve the market appreciation realized in recent months as well as enhance the Fund's already attractive dividend yield.

The Federal Reserve Board's 200 basis point decrease in short-term interest rates by April 30, 2001 provided a beneficial effect on the Fund's borrowing costs. Despite recent seasonal tax pressures on short-term interest rates, borrowing costs have been in the 3.50%-3.75% range for much of the period. As we discussed, short-term tax-exempt rates are expected to fall into the 3% range. This decline in borrowing costs is expected to generate a significant yield enhancement to benefit the Fund's Common Stock shareholders from the leveraging of the Preferred Stock. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline and, as a result, reduce the yield on the Fund's Common stock. (See page 1 of this report to shareholders for a complete explanation of the benefits and risks of leveraging.)

In Conclusion

We appreciate your ongoing interest in MuniVest Fund II, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ Vincent R. Giordano

Vincent R. Giordano
Senior Vice President


/s/ Fred K. Stuebe

Fred K. Stuebe
Vice President and Portfolio Manager

June 4, 2001

SCHEDULE OF INVESTMENTS                                           (in Thousands)

                   S&P     Moody's    Face
STATE            Ratings   Ratings   Amount     Issue                                                                          Value
====================================================================================================================================
Alabama--0.6%     BBB+     Baa1      $2,500     Courtland, Alabama, IDB, Solid Waste Disposal Revenue Bonds (Champion
                                                International Corporation Project), AMT, Series A, 6.50% due 9/01/2025        $2,542
====================================================================================================================================
Arizona--0.7%     AAA      Aaa        2,315     Maricopa County, Arizona, Tempe Elementary Unified School District
                                                Number 3, GO, Refunding, 7.50% due 7/01/2010 (c)                               2,829
====================================================================================================================================
California--3.2%  A1+      NR*        8,000     California Pollution Control Financing Authority, PCR, Refunding (Pacific
                                                Gas and Electric), VRDN, Series C, 5.70% due 11/01/2026 (a)                    8,000
                  NR*      Aaa        2,000     California State, GO, Refunding, RIB, Series 470X, 7.58% due
                                                2/01/2010 (d)(e)                                                               2,430
                  AAA      Aaa        2,165     California Statewide Communities Development Authority, COP, Refunding,
                                                6% due 8/15/2016 (h)                                                           2,346
====================================================================================================================================
Colorado--3.2%    NR*      Aa2          545     Colorado HFA, Revenue Bonds (S/F Program), AMT, Senior-Series F,
                                                8.625% due 6/01/2025                                                             584
                  NR*      Aa2        2,250     Colorado HFA, Revenue Refunding Bonds (S/F Program), AMT, Senior Series
                                                A-2, 7.50% due 4/01/2031                                                       2,578
                  A        A2         5,940     Denver, Colorado, City and County Airport Revenue Bonds, AMT, Series C,
                                                6.75% due 11/15/2022                                                           6,241
                  AAA      Aaa        3,000     Jefferson County, Colorado, School District Number R-001, GO, Refunding,
                                                6.50% due 12/15/2011 (d)                                                       3,469
====================================================================================================================================
Florida--2.6%     AA-      A3         5,000     Broward County, Florida, Resource Recovery Revenue Refunding Bonds
                                                (Wheelabrator), Series A, 5.50% due 12/01/2008                                 5,275
                  BBB+     Baa1       5,155     Escambia County, Florida, PCR (Champion International Corporation
                                                Project), AMT, 6.90% due 8/01/2022                                             5,355
====================================================================================================================================
Georgia--2.0%                                   Georgia Municipal Electric Authority, Power Revenue Refunding Bonds:
                  A        A3           380       Series W, 6.60% due 1/01/2018 (i)                                              440
                  A        A3         5,620       Series W, 6.60% due 1/01/2018                                                6,383
                  A        A3         1,250       Series X, 6.50% due 1/01/2020                                                1,409
====================================================================================================================================
Idaho--0.5%       NR*      Aaa        1,865     Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                                Series E-2, 6.90% due 1/01/2027                                                2,002
====================================================================================================================================

Portfolio Abbreviations

To simplify the listings of MuniVest Fund II, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list below and at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
DRIVERS  Derivative Inverse Tax-Exempt Receipts
GO       General Obligation Bonds
HDA      Housing Development Authority
HFA      Housing Finance Agency
IDA      Industrial Development Authority
IDB      Industrial Development Board
IDR      Industrial Development Revenue Bonds
M/F      Multi-Family
PCR      Pollution Control Revenue Bonds
RIB      Residual Interest Bonds
RITR     Residual Interest Trust Receipts
S/F      Single-Family
VRDN     Variable Rate Demand Notes


                                     4 & 5

                                          MuniVest Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (continued)                               (in Thousands)

                     S&P    Moody's    Face
STATE              Ratings  Ratings   Amount  Issue                                                                           Value
====================================================================================================================================
Illinois--20.6%      AAA    Aaa      $ 4,715  Chicago, Illinois, Board of Education, GO, Refunding (School Reform),
                                              Series A, 5.43%** due 12/01/2023                                               $ 1,260
                     AAA    Aaa       12,965  Chicago, Illinois, GO, Project and Refunding, Series A, 5% due 1/01/2031 (d)    11,968
                     AA-    Aa3        6,925  Chicago, Illinois, Gas Supply Revenue Bonds (Peoples Gas), Series A, 6.875%
                                              due 3/01/2015                                                                    7,219
                     AAA    Aaa        2,875  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series C, 7% due
                                              3/01/2032 (j)                                                                    3,180
                     AAA    Aaa        3,250  Chicago, Illinois, Wastewater Transmission Revenue Bonds, Second Lien,
                                              Series B, 5% due 1/01/2030 (d)                                                   3,003
                     AAA    Aaa        2,385  Cook County, Illinois, Community High School District Number 219, Niles
                                              Township, GO, 6% due 12/01/2017 (c)                                              2,565
                     AAA    Aaa        2,000  Cook County, Illinois, GO, Refunding, Capital Improvement, 6.50% due
                                              11/15/2009 (c)                                                                   2,278
                     AA     Aa1        2,400  Illinois HDA, Residential Mortgage Revenue Bonds, RIB, AMT, 6.874% due
                                              2/01/2018 (e)                                                                    2,464
                                              Illinois HDA, Revenue Refunding Bonds (M/F Program):
                     A+     A1         6,900    Series A, 7.375% due 7/01/2017                                                 7,265
                     A+     A1         6,500    Series 5, 6.75% due 9/01/2023                                                  6,834
                                              Illinois Health Facilities Authority, Revenue Refunding Bonds, VRDN (a):
                     A1     VMIG1@     3,700    (Resurrection Health), Series A, 4.55% due 5/01/2029 (h)                       3,700
                     A1     VMIG1@     4,800    (University of Chicago Hospitals), 4.50% due 8/01/2026 (d)                     4,800
                     AAA    Aa2        2,000  Illinois State Sales Tax Revenue Bonds, 6.25% due 6/15/2015                      2,201
                     NR*    Aaa        3,850  Kane, Cook and Du Page Counties, Illinois, Elgin School District
                                              Number 46, GO, 6.375% due 1/01/2018 (h)                                          4,232
                                              McLean and Woodford Counties, Illinois, Community Unit, School District
                                              Number 005, GO, Refunding (h):
                     NR*    Aaa        2,345    6.25% due 12/01/2014                                                           2,610
                     NR*    Aaa        2,000    6.375% due 12/01/2016                                                          2,229
                     AAA    Aaa        4,645  Metropolitan Pier and Exposition Authority, Illinois, Dedicated State
                                              Tax Revenue Refunding Bonds (McCormick), Series A, 5.50%** due 6/15/2022 (d)     1,371
                                              Regional Transportation Authority, Illinois, Revenue Bonds:
                     AAA    Aaa        1,500    Series A, 7.20% due 11/01/2020 (b)                                             1,830
                     AAA    Aaa        7,000    Series A, 6.70% due 11/01/2021 (c)                                             8,240
                     AAA    Aaa        1,000    Series C, 7.10% due 6/01/2004 (c)(g)                                           1,116
                     AAA    Aaa        2,500    Series C, 7.75% due 6/01/2020 (c)                                              3,233
====================================================================================================================================
Indiana--11.0%                                Indiana Bond Bank Revenue Bonds (State Revolving Fund Program), Series A:
                     AAA    NR*        2,750    6.875% due 2/01/2012                                                           3,046
                     AAA    NR*        5,750    6.75% due 2/01/2017                                                            6,335
                     NR*    Aaa        5,545  Indiana State, HFA, S/F Mortgage Revenue Refunding Bonds, Series A, 6.80%
                                              due 1/01/2017 (f)                                                                5,732
                                              Indiana Transportation Finance Authority, Highway Revenue Bonds, Series A:
                     AA     Aa2          470    7.25% due 6/01/2015 (i)                                                          565
                     AA     Aa2        1,530    7.25% due 6/01/2015                                                            1,856
                     AA     Aa2        3,775    6.80% due 12/01/2016                                                           4,437
                                              Indianapolis, Indiana, Local Public Improvement Bond Bank Revenue
                                              Refunding Bonds, Series D:
                     AA     NR*        8,750    6.75% due 2/01/2014                                                           10,152
                     AA     NR*       11,800    6.75% due 2/01/2020                                                           12,555
====================================================================================================================================
Louisiana--5.1%      NR*    A3         2,000  Lake Charles, Louisiana, Harbor and Terminal District, Port Facilities
                                              Revenue Refunding Bonds (Trunkline Long Company Project), 7.75% due 8/15/2022    2,130
                     AAA    Aaa        5,000  Louisiana Local Government, Environmental Facilities, Community Development
                                              Authority Revenue Bonds (Capital Projects and Equipment Acquisition),
                                              Series A, 6.30% due 7/01/2030 (b)                                                5,657
                     BB-    NR*       10,000  Port New Orleans, Louisiana, IDR, Refunding (Continental Grain Company
                                              Project), 6.50% due 1/01/2017                                                    9,376
                     BBB+   Baa1       3,600  Sabine River Authority, Louisiana, Water Facilities Revenue Refunding
                                              Bonds (International Paper Company), 6.20% due 2/01/2025                         3,607
====================================================================================================================================
Maine--0.6%          AA     Aa2        2,345  Maine State Housing Authority, Mortgage Purchase Revenue Bonds, AMT,
                                              Series C-2, 6.875% due 11/15/2023                                                2,445
====================================================================================================================================
Maryland--1.2%                                Maryland State Energy Financing Administration, Solid Waste Disposal
                                              Revenue Bonds, AMT:
                     A1+    VMIG1@     1,400    (Cimenteries Project), VRDN, 4.65% due 5/01/2035 (a)                           1,400
                     A-     NR*        2,000    Limited Obligation (Wheelabrator Water Projects), 6.45% due 12/01/2016         2,057
                     AAA    Aaa        1,000  Maryland State Health and Higher Educational Facilities Authority Revenue
                                              Bonds (University of Maryland Medical System), Series B, 7% due
                                              7/01/2022 (c)                                                                    1,210
====================================================================================================================================
Massachusetts--2.8%  AA-    Aa2        1,000  Massachusetts State College Building Authority Project, Revenue Refunding
                                              Bonds, Senior-Series A, 7.50% due 5/01/2011                                      1,230
                     AA     Aa3        6,000  Massachusetts State Water Resource Authority Revenue Bonds, Series A,
                                              6.50% due 7/15/2019                                                              6,980
                     AAA    Aaa        3,000  Massachusetts State Water Resource Authority, Revenue Refunding Bonds,
                                              Series A, 6% due 8/01/2016 (c)                                                   3,253
====================================================================================================================================
Michigan--2.6%       AA-    NR*        2,355  Michigan State, HDA, Rental Housing Revenue Refunding Bonds, Series A,
                                              6.65% due 4/01/2023                                                              2,461
                     AA+    NR*        1,360  Michigan State, HDA, Revenue Refunding Bonds, AMT, Series D, 6.85% due
                                              6/01/2026 (f)                                                                    1,381
                     AA     Aa2        5,775  Michigan State Hospital Finance Authority, Revenue Refunding Bonds
                                              (Ascension Health Credit), Series A, 6.125% due 11/15/2026                       5,932
                     NR*    VMIG1@       700  Michigan State Strategic Fund, PCR, Refunding (Consumers Power Project),
                                              VRDN, 4.55% due 4/15/2018 (a)(b)                                                   700
====================================================================================================================================
Minnesota--1.2%                               Minnesota State, HFA, S/F Mortgage Revenue Bonds, AMT:
                     AA+    Aa1        1,820    Series L, 6.70% due 7/01/2020                                                  1,901
                     AA+    Aa1        2,685    Series M, 6.70% due 7/01/2026                                                  2,802
====================================================================================================================================
Mississippi--1.2%    AAA    NR*        3,875  Mississippi State, GO, Refunding, DRIVERS, Series 169, 7.51% due
                                              9/01/2011 (e)(h)                                                                 4,793
====================================================================================================================================
Missouri--0.6%       AAA    NR*        2,000  Missouri State Housing Development Commission, S/F Mortgage Revenue Bonds
                                              (Homeowner Loan), AMT, Series A, 7.50% due 3/01/2031 (j)                         2,265
====================================================================================================================================
Nebraska--1.6%                                 Nebraska Investment Finance Authority, S/F Housing Revenue Bonds, AMT (j):
                     AAA    NR*        2,235    Series C, 6.30% due 9/01/2028 (k)                                              2,305
                     AAA    NR*        3,990    Series D, 6.45% due 3/01/2028                                                  4,163
====================================================================================================================================
Nevada--2.2%         NR*    Aaa        4,545  Clark County, Nevada, School District, GO, RIB, Series 378, 7.41% due
                                              6/15/2015 (d)(e)                                                                 5,266
                     AAA    Aaa        1,065  Nevada Housing Division Revenue Bonds (S/F Program), AMT, Senior Series E,
                                              7% due 10/01/2019 (f)                                                            1,114
                     AAA    Aaa        2,500  Washoe County, Nevada, Gas Facilities Revenue Bonds (Sierra Pacific
                                              Power Company), AMT, 6.65% due 12/01/2017 (b)                                    2,628
====================================================================================================================================
New Jersey--1.9%     NR*    Aa1        4,000  New Jersey State, GO, RIB, Series 316, 7.63% due 5/01/2013 (e)                   4,837
                     AAA    Aaa        2,700  New Jersey State Housing and Mortgage Finance Agency, Home Buyer Revenue
                                              Bonds, AMT, Series M, 6.95% due 10/01/2022 (d)                                   2,845
====================================================================================================================================


                                     6 & 7

                                          MuniVest Fund II, Inc., April 30, 2001

SCHEDULE OF INVESTMENTS (concluded)                               (in Thousands)

                      S&P    Moody's    Face
STATE               Ratings  Ratings   Amount    Issue                                                                       Value
====================================================================================================================================
New York--7.6%        NR*     Aa2      $ 3,375   New York City, New York, City Transitional Finance Authority Revenue
                                                 Bonds, RIB, Series 283, 8.08% due 11/15/2015 (e)                           $  4,062
                                                 New York City, New York, GO, Refunding, Series A:
                      A       A2         3,530     6.50% due 5/15/2012                                                         4,008
                      AAA     Aaa        5,000     6.375% due 5/15/2015 (c)                                                    5,628
                                                 New York State Dormitory Authority, Revenue Refunding Bonds:
                      BBB+    Baa1       4,500     (Mount Sinai Health), Series A, 6.75% due 7/01/2020                         4,832
                      AAA     NR*        7,000     RIB, Series 305, 7.58% due 5/15/2015 (d)(e)                                 8,294
                      AAA     Aaa        3,500   New York State Urban Development Corporation, Revenue Refunding Bonds
                                                 (Correctional Capital Facilities), Series A, 6.50% due 1/01/2011 (h)          4,032
====================================================================================================================================
North Carolina--      AAA     Aaa        3,875   North Carolina Eastern Municipal Power Agency, Power System, Revenue
1.1%                                             Refunding Bonds, Series B, 7% due 1/01/2008 (d)                               4,425
====================================================================================================================================
Ohio--0.2%            A1+     VMIG1@       900   Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                                                 VRDN, Series D, 4.50% due 1/01/2026 (a)                                         900
====================================================================================================================================
Oregon--0.4%                                     Oregon State Health, Housing, Educational and Cultural Facilities
                                                 Authority Revenue Bonds, VRDN, Series A (a):
                      NR*     VMIG1@       200     (Guide Dogs for the Blind), 4.25% due 7/01/2025                               200
                      A1      NR*        1,600     (Sacred Heart Medical Center), 4.30% due 11/01/2028                         1,600
====================================================================================================================================
Pennsylvania--1.1%    NR*     Aaa        2,000   Delaware River Port Authority of Pennsylvania and New Jersey Revenue
                                                 Bonds, RIB, Series 396, 7.61% due 1/01/2019 (e)(h)                            2,313
                      AAA     Aaa        2,040   Pennsylvania State Higher Education Assistance Agency Revenue Bonds,
                                                 6.125% due 12/15/2015 (d)                                                     2,227
====================================================================================================================================
South Carolina--      AAA     Aaa        2,725   Clemson, University, South Carolina, University Revenue Bonds, 6.25%
1.7%                                             due 5/01/2015 (b)                                                             3,004
                      BBB+    Baa1       3,000   Richland County, South Carolina, Solid Waste Disposal Facilities
                                                 Revenue Bonds (Union Camp Corporation Project), AMT, Series B, 7.125%
                                                 due 9/01/2021                                                                 3,080
                      NR*     Aa2          680   South Carolina Housing Finance and Development Authority, Mortgage
                                                 Revenue Bonds, AMT, Series A, 6.70% due 7/01/2027                               702
====================================================================================================================================
Texas--10.0%          AAA     Aaa        2,290   Austin, Texas, Revenue Refunding Bonds, Sub-Lien, Series A, 4.62%** due
                                                 5/15/2013 (d)                                                                 1,193
                                                 Austin, Texas, Water and Wastewater System Revenue Refunding Bonds,
                                                 Series B (h):
                      AAA     Aaa        5,000     5.125% due 5/15/2027                                                        4,734
                      AAA     Aaa        2,500     5.25% due 5/15/2031                                                         2,398
                      NR*     Aaa        5,430   Frisco, Texas, Independent School District, GO, Refunding, 5.284%**
                                                 due 8/15/2028                                                                 1,123
                      AA-     Aa3        2,500   Guadalupe--Blanco River Authority, Texas, Sewage and Solid Waste
                                                 Disposal Facility Revenue Bonds (E.I. du Pont de Nemours and Company
                                                 Project), AMT, 6.40% due 4/01/2026                                            2,616
                      NR*     NR*        1,500   Harris County, Texas, Health Facilities Development Corporation, Hospital
                                                 Revenue Bonds (Memorial Hospital System Project), Series A, 6.60% due
                                                 6/01/2004 (g)                                                                 1,650
                      NR*     Aa3        5,000   Harris County, Texas, Health Facilities Development Corporation, Revenue
                                                 Refunding Bonds, RITR, Series 6, 7.095% due 12/01/2027 (e)(i)                 5,593
                      AAA     Aaa       12,525   Houston, Texas, Water and Sewer System, Revenue Refunding Bonds, Junior
                                                 Lien, Series A, 5.472%** due 12/01/2025 (h)                                   2,991
                      AAA     Aaa        2,425   Jefferson County, Texas, GO, 6.25% due 8/01/2015 (h)                          2,660
                      NR*     Aaa        3,500   Lower Colorado River Authority, Texas, Revenue Refunding Bonds, DRIVERS,
                                                 Series 166, 7.625% due 5/15/2009 (e)(h)                                       4,196
                      AAA     Aaa        1,000   Lower Neches Valley Authority, Texas, Industrial Development Corporation,
                                                 Environmental Revenue Bonds (Mobil Oil Refining Corporation Project),
                                                 AMT, 6.35% due 4/01/2026                                                      1,052
                      NR*     Aa1        3,750   San Antonio, Texas, Electric and Gas Revenue Bonds, RIB, Series 469x,
                                                 6.96% due 2/01/2014 (e)                                                       4,151
                      AAA     Aaa        2,850   Williamson County, Texas, GO, Series A, 6% due 8/15/2013 (h)                  3,102
                      AAA     Aaa        2,735   Ysleta, Texas, Independent School District Public Facility Corporation,
                                                 School Facility Lease Revenue Bonds, 6% due 11/15/2009 (b)(g)                 3,054
====================================================================================================================================
Utah--1.9%            A1      VMIG1@     7,500   Emery County, Utah, PCR, Refunding (Pacificorp Projects), VRDN, 4.55%
                                                 due 11/01/2024 (a)(b)                                                         7,500
====================================================================================================================================
Virginia--0.8%        BBB+    Baa1       3,115   Isle of Wight County, Virginia, IDA, Solid Waste Disposal Facilities
                                                 Revenue Bonds (Union Camp Corporation Project), AMT, 6.55% due 4/01/2024      3,168
====================================================================================================================================
Washington--6.9%      AAA     Aaa        2,425   Chelan County, Washington, Public Utility District Number 001,
                                                 Consolidated Revenue Refunding Bonds (Chelan Hydro), AMT, Series D,
                                                 6.35% due 7/01/2028 (d)                                                       2,576
                      AAA     Aaa        3,245   Douglas County, Washington, Public Utility District Number 001, Wells
                                                 Hydroelectric Revenue Bonds, Series B, 6% due 9/01/2029 (d)                   3,445
                      AAA     Aaa        5,000   Washington State, GO, Trust Receipts, Class R, Series 6, 7.42% due
                                                 1/01/2014 (e)(h)                                                              5,743
                      AA      NR*        2,200   Washington State Health Care Facilities Authority Revenue Bonds (Kadlec
                                                 Medical Center), 6% due 12/01/2030                                            2,216
                                                 Washington State Public Power Supply System, Revenue Refunding Bonds,
                                                 Series B:
                      AA-     Aa1        4,950     (Nuclear Project No. 1), 7.25% due 7/01/2009                                5,653
                      AA-     Aa1        5,000     (Nuclear Project No. 1), 7.125% due 7/01/2016                               5,980
                      AAA     Aaa        1,900     (Nuclear Project No. 3), 7.125% due 7/01/2016 (d)                           2,273
====================================================================================================================================
Wisconsin--0.3%       AA      Aa2        1,130   Wisconsin Housing and Economic Development Authority, Home Ownership
                                                 Revenue Refunding Bonds, AMT, Series D, 6.65% due 7/01/2025                   1,180
====================================================================================================================================
Wyoming--2.0%         BBB-    Baa2       5,000   Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds (FMC
                                                 Corp. Project), AMT, Series B, 6.90% due 9/01/2024                            5,057
                      AA      Aa2        1,500   Wyoming Community Development Authority, S/F Mortgage Revenue Bonds,
                                                 AMT, Series H, 7.10% due 6/01/2012 (f)                                        1,562
                      AA      Aa2        1,590   Wyoming Community Development Authority, S/F Mortgage Revenue Refunding
                                                 Bonds, Series B, 6.70% due 6/01/2017                                          1,614
====================================================================================================================================
                      Total Investments (Cost--$385,537)--99.4%                                                              402,684

                      Other Assets Less Liabilities--0.6%                                                                      2,602
                                                                                                                            --------
                      Net Assets--100.0%                                                                                    $405,286
                                                                                                                            ========
====================================================================================================================================

(a) The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(b)   AMBAC Insured.
(c)   FGIC Insured.
(d)   MBIA Insured.
(e) The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at April 30, 2001.
(f)   FHA Insured.
(g)   Prerefunded.
(h)   FSA Insured.
(i)   Escrowed to maturity.
(j)   FNMA/GNMA Collateralized.
(k)   FHLMC Collateralized.
  *   Not Rated.
 ** Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
  @   Highest short-term rating by Moody's Investors Service, Inc.

      See Notes to Financial Statements.


                                     8 & 9

                                          MuniVest Fund II, Inc., April 30, 2001

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

              As of April 30, 2001
==========================================================================================================================
Assets:       Investments, at value (identified cost--$385,537,439) ..................                        $402,683,646
              Cash ...................................................................                              72,059
              Receivables:
                Securities sold ......................................................     $  11,645,478
                Interest .............................................................         7,172,462        18,817,940
                                                                                           -------------
              Prepaid expenses and other assets ......................................                               6,739
                                                                                                              ------------
              Total assets ...........................................................                         421,580,384
                                                                                                              ------------
==========================================================================================================================
Liabilities:  Payables:
                Securities purchased .................................................        15,920,592
                Dividends to shareholders ............................................           198,970
                Investment adviser ...................................................           162,465        16,282,027
                                                                                           -------------
              Accrued expenses and other liabilities .................................                              12,184
                                                                                                              ------------
              Total liabilities ......................................................                          16,294,211
                                                                                                              ------------
==========================================================================================================================
Net Assets:   Net assets .............................................................                        $405,286,173
                                                                                                              ============
==========================================================================================================================
Capital:      Capital Stock (200,000,000 shares authorized):
                Preferred Stock, par value $.05 per share (5,400 shares of AMPS*
                issued and outstanding at $25,000 per share liquidation preference) ..                        $135,000,000
                Common Stock, par value $.10 per share (19,907,055 shares issued
                and outstanding) .....................................................     $   1,990,705
              Paid-in capital in excess of par .......................................       277,543,484
              Undistributed investment income--net ...................................         2,223,566
              Accumulated realized capital losses on investments--net ................       (28,617,789)
              Unrealized appreciation on investments--net ............................        17,146,207
                                                                                           -------------
              Total--Equivalent to $13.58 net asset value per share of Common Stock
              (market price--$12.72) .................................................                         270,286,173
                                                                                                              ------------
              Total capital ..........................................................                        $405,286,173
                                                                                                              ============
==========================================================================================================================

             *Auction Market Preferred Stock.

              See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended April 30, 2001
===============================================================================================================
Investment          Interest and amortization of premium and discount earned ..                    $ 11,614,358
Income:
===============================================================================================================
Expenses:           Investment advisory fees ..................................     $1,016,686
                    Commission fees ...........................................        151,991
                    Accounting services .......................................         53,344
                    Transfer agent fees .......................................         37,253
                    Professional fees .........................................         37,114
                    Printing and shareholder reports ..........................         19,010
                    Listing fees ..............................................         15,180
                    Custodian fees ............................................         13,997
                    Directors' fees and expenses ..............................         12,867
                    Pricing fees ..............................................          8,243
                    Other .....................................................         15,805
                                                                                    ----------
                    Total expenses ............................................                       1,381,490
                                                                                                   ------------
                    Investment income--net ....................................                      10,232,868
                                                                                                   ------------
===============================================================================================================
Realized &          Realized gain on investments--net .........................                       2,885,318
Unrealized Gain on  Change in unrealized appreciation on investments--net .....                       2,319,408
Investments--Net:                                                                                  ------------
                    Net Increase in Net Assets Resulting from Operations ......                    $ 15,437,594
                                                                                                   ============
===============================================================================================================

                    See Notes to Financial Statements.


                                    10 & 11

                                          MuniVest Fund II, Inc., April 30, 2001

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                             For the Six          For the
                                                                                            Months Ended        Year Ended
                                                                                              April 30,         October 31,
                Increase (Decrease) in Net Assets:                                              2001               2000
===========================================================================================================================
Operations:     Investment income--net ...............................................     $  10,232,868      $  20,597,271
                Realized gain (loss) on investments--net .............................         2,885,318         (8,420,590)
                Change in unrealized appreciation/depreciation on investments--net ...         2,319,408         19,269,130
                                                                                           -------------      -------------
                Net increase in net assets resulting from operations .................        15,437,594         31,445,811
                                                                                           -------------      -------------
===========================================================================================================================
Dividends to    Investment income--net:
Shareholders:     Common Stock .......................................................        (7,763,752)       (15,726,573)
                  Preferred Stock ....................................................        (2,557,098)        (5,525,154)
                                                                                           -------------      -------------
                Net decrease in net assets resulting from dividends to shareholders ..       (10,320,850)       (21,251,727)
                                                                                           -------------      -------------
===========================================================================================================================
Net Assets:     Total increase in net assets .........................................         5,116,744         10,194,084
                Beginning of period ..................................................       400,169,429        389,975,345
                                                                                           -------------      -------------
                End of period* .......................................................     $ 405,286,173      $ 400,169,429
                                                                                           =============      =============
===========================================================================================================================
               *Undistributed investment income--net .................................     $   2,223,566      $   2,311,548
                                                                                           =============      =============
===========================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                            For the
                     The following per share data and ratios have             Six
                     been derived from information provided in               Months
                     the financial statements.                                Ended            For the Year Ended October 31,
                                                                            April 30,    ----------------------------------------
                     Increase (Decrease) in Net Asset Value:                  2001         2000       1999        1998       1997
===================================================================================================================================
Per Share            Net asset value, beginning of period ................. $  13.32     $  12.81   $  14.85    $  14.59   $  14.12
Operating                                                                   --------     --------   --------    --------   --------
Performance:         Investment income--net ...............................      .51         1.04       1.05        1.08       1.13
                     Realized and unrealized gain (loss) on
                     investments--net .....................................      .27          .54      (2.05)        .26        .46
                                                                            --------     --------   --------    --------   --------
                     Total from investment operations .....................      .78         1.58      (1.00)       1.34       1.59
                                                                            --------     --------   --------    --------   --------
                     Less dividends to Common Stock shareholders from
                     investment income--net ...............................     (.39)        (.79)      (.82)       (.84)      (.88)
                                                                            --------     --------   --------    --------   --------
                     Effect of Preferred Stock activity:
                       Dividends to Preferred Stock shareholders from
                       investment income--net .............................     (.13)        (.28)      (.22)       (.24)      (.24)
                                                                            --------     --------   --------    --------   --------
                     Net asset value, end of period ....................... $  13.58     $  13.32   $  12.81    $  14.85   $  14.59
                                                                            ========     ========   ========    ========   ========
                     Market price per share, end of period ................ $  12.72     $ 11.625   $  11.75    $14.4375   $ 13.875
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================
Total Investment     Based on market price per share ......................   12.83%++      5.93%    (13.49%)     10.37%     17.32%
Return:**                                                                   ========     ========   ========    ========   ========
                     Based on net asset value per share ...................    5.13%++     11.33%     (8.31%)      7.96%     10.31%
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================
Ratios Based on      Total expenses*** ....................................    1.01%*       1.08%      1.01%        .96%      1.00%
Average Net Assets                                                          ========     ========   ========    ========   ========
Of Common Stock:     Total investment income--net*** ......................    7.51%*       8.00%      7.36%       7.32%      7.78%
                                                                            ========     ========   ========    ========   ========
                     Amount of dividends to Preferred Stock shareholders ..    1.88%*       2.15%      1.53%       1.61%      1.64%
                                                                            ========     ========   ========    ========   ========
                     Investment income--net, to Common Stock shareholders .    5.63%*       5.85%      5.83%       5.71%      6.14%
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================
Ratios Based on      Total expenses .......................................     .68%*        .71%       .68%        .66%       .68%
Total Average                                                               ========     ========   ========    ========   ========
Net Assets:***+      Total investment income--net .........................    5.04%*       5.24%      4.99%       5.06%      5.30%
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================
Ratios Based on      Dividends to Preferred Stock shareholders ............    3.82%*       4.08%      3.22%       3.52%      3.50%
Average Net Assets                                                          ========     ========   ========    ========   ========
Of Preferred Stock:
===================================================================================================================================
Supplemental         Net assets, net of Preferred Stock, end of period
Data:                (in thousands) ....................................... $270,286     $265,169   $254,975    $295,621   $290,345
                                                                            ========     ========   ========    ========   ========
                     Preferred Stock outstanding, end of period (in
                     thousands) ........................................... $135,000     $135,000   $135,000    $135,000   $135,000
                                                                            ========     ========   ========    ========   ========
                     Portfolio turnover ...................................   49.14%      110.66%    114.06%     140.55%     57.80%
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================
Leverage:            Asset coverage per $1,000 ............................ $  3,002     $  2,964   $  2,889    $  3,190   $  3,151
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================
Dividends            Series A--Investment income--net ..................... $    441     $  1,067   $    816    $    897   $    880
Per Share on                                                                ========     ========   ========    ========   ========
Preferred Stock      Series B--Investment income--net ..................... $    529     $    990   $    810    $    875   $    872
Outstanding:                                                                ========     ========   ========    ========   ========
                     Series C--Investment income--net ..................... $    451     $  1,012   $    786    $    869   $    869
                                                                            ========     ========   ========    ========   ========
===================================================================================================================================

  *   Annualized.
 ** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.
***   Do not reflect the effect of dividends to Preferred Stock shareholders.
  +   Includes Common and Preferred Stock average net assets.
 ++   Aggregate total investment return.

      See Notes to Financial Statements.


                                    12 & 13

                                          MuniVest Fund II, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

MuniVest Fund II, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MVT. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the most recent bid price or yield equivalent as obtained by the Fund's pricing service from dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Securities with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies to increase or decrease the level of risk to which the Fund is exposed more quickly and efficiently than transactions in other types of instruments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Options--The Fund is authorized to write covered call options and purchase put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Interest income is recognized on the accrual basis. The Fund will adopt the provisions to amortize all premiums and discounts on debt securities effective November 1, 2001, as now required under the new AICPA Audit and Accounting Guide for Investment Companies. The cumulative effect of this accounting change will have no impact on the total net assets of the Fund. The impact of this accounting change has not been determined, but will result in an adjustment to the cost of securities and a corresponding adjustment to net unrealized appreciation/depreciation, based on debt securities held as of October 31, 2001.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock.

Prior to January 1, 2001, FAM provided accounting services to the Fund at its cost and the Fund reimbursed FAM for these services. FAM continues to provide certain accounting services to the Fund. The Fund reimburses FAM at its cost for such services. For the six months ended April 30, 2001, the Fund reimbursed FAM an aggregate of $10,252 for the above-described services. The Fund entered into an agreement with State Street Bank and Trust Company ("State Street"), effective January 1, 2001, pursuant to which State Street provides certain accounting services to the Fund. The Fund pays a fee for these services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended April 30, 2001 were $190,646,532 and $204,483,608, respectively.

Net realized gains (losses) for the six months ended April 30, 2001 and net unrealized gains as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)            Gains
--------------------------------------------------------------------------------
Long-term investments ...............          $ 2,947,849           $17,146,207
Financial futures contracts .........              (62,531)                   --
                                               -----------           -----------
Total ...............................          $ 2,885,318           $17,146,207
                                               ===========           ===========
--------------------------------------------------------------------------------

As of April 30, 2001, net unrealized appreciation for Federal income tax purposes aggregated $17,146,207, of which $20,602,594 related to appreciated securities and $3,456,387 related to depreciated securities. The aggregate cost of investments at April 30, 2001 for Federal income tax purposes was $385,537,439.

4. Capital Stock Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of capital stock without approval of holders of Common Stock.


                                    14 & 15

                                          MuniVest Fund II, Inc., April 30, 2001

NOTES TO FINANCIAL STATEMENTS (concluded)

Common Stock

Shares issued and outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 remained constant.

Preferred Stock

Auction Market Preferred Stock ("AMPS") are shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at April 30, 2001 were as follows: Series A, 3.44%; Series B, 3.299%; and Series C, 3.50%.

Shares issued and outstanding during the six months ended April 30, 2001 and the year ended October 31, 2000 remained constant.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the six months ended April 30, 2001, Merrill Lynch, Pierce, Fenner & Smith Incorporated, an affiliate of FAM, earned $72,800 as commissions.

5. Capital Loss Carryforward:

At October 31, 2000, the Fund had a net capital loss carryforward of approximately $29,211,000, of which $9,489,000 expires in 2003, $10,964,000 expires in 2007 and $8,758,000 expires in 2008. These amounts will be available to offset like amounts of any future taxable gains.

6. Subsequent Event:

On May 8, 2001, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.067500 per share, payable on May 30, 2001 to shareholders of record as of May 16, 2001.

MANAGED DIVIDEND POLICY

The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more consistent yield to the current trading price of shares of Common Stock of the Fund, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Assets, Liabilities and Capital, which comprises part of the financial information included in this report.

QUALITY PROFILE

The quality ratings of securities in the Fund as of April 30, 2001 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Rating/Moody's Rating                                             Net Assets
--------------------------------------------------------------------------------
AAA/Aaa............................................................      45.8%
AA/Aa..............................................................      27.9
A/A................................................................       9.1
BBB/Baa............................................................       6.8
CC/Ca..............................................................       2.3
NR (Not Rated).....................................................       0.4
Other+.............................................................       7.1
--------------------------------------------------------------------------------

+Temporary investments in short-term municipal securities.


                                    16 & 17

                                          MuniVest Fund II, Inc., April 30, 2001

OFFICERS AND DIRECTORS

Terry K. Glenn, President and Director
Ronald W. Forbes, Director
Cynthia A. Montgomery, Director
Charles C. Reilly, Director
Kevin A. Ryan, Director
Roscoe S. Suddarth, Director
Richard R. West, Director
Edward D. Zinbarg, Director
Vincent R. Giordano, Senior Vice President
Kenneth A. Jacob, Vice President
Fred K. Stuebe, Vice President
Donald C. Burke, Vice President and Treasurer
Jodi M. Pinedo, Secretary

--------------------------------------------------------------------------------
Arthur Zeikel, Director of MuniVest Fund II, Inc., has recently retired. The Fund's Board of Directors wishes Mr. Zeikel well in his retirement.
--------------------------------------------------------------------------------

Custodian

The Bank of New York
90 Washington Street
New York, NY 10286

Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286

Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286

NYSE Symbol

MVT

[LOGO] Merrill Lynch  Investment Managers
                                                               [GRAPHIC OMITTED]

MuniVest Fund II, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniVest Fund II, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future per formance. The Fund has leveraged its Common Stock by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.

MuniVest
Fund II, Inc.
Box 9011
Princeton, NJ
08543-9011

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